EXHIBIT 10.26BC

THIS DOCUMENT CONTAINS INFORMATION WHICH HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. SUCH EXCLUDED INFORMATION IS IDENTIFIED BY BRACKETS AND MARKED WITH (***).

SIXTY-FOURTH AMENDMENT

TO

CONSOLIDATED

CSG MASTER SUBSCRIBER MANAGEMENT SYSTEM AGREEMENT

BETWEEN

CSG SYSTEMS, INC.

AND

CHARTER COMMUNICATIONS OPERATING, LLC

SCHEDULE AMENDMENT

This Sixty-fourth Amendment (the “Amendment”) is made by and between CSG Systems, Inc., a Delaware corporation (“CSG”), and Charter Communications Operating, LLC, a Delaware limited liability company (“Customer”). CSG and Customer entered into that certain Consolidated CSG Master Subscriber Management System Agreement effective as of August 1, 2017 (CSG document no. 4114281), as amended (the “Agreement”), and now desire to further amend the Agreement in accordance with the terms and conditions set forth in this Amendment. If the terms and conditions set forth in this Amendment shall be in conflict with the Agreement, the terms and conditions of this Amendment shall control. Any terms in initial capital letters or all capital letters used as a defined term but not defined in this Amendment shall have the meaning set forth in the Agreement. Upon execution of this Amendment by the parties, any subsequent reference to the Agreement between the parties shall mean the Agreement as amended by this Amendment. Except as amended by this Amendment, the terms and conditions set forth in the Agreement shall continue in full force and effect according to their terms.

WHEREAS, CSG and Customer acknowledge and agree that CSG will develop [** *********** that will be offered to Customer that will allow Customer’s users to **************** and include *********** that ****** the *********** to ******************* ***** within *** through an ********* (the “*******************************]”); and

WHEREAS, CSG and Customer acknowledge and agree that upon [********** of the ******************* *********** CSG will provide *********** and ******* related to the ******************************* that will ***** ******* to ********************* within *** through a ************************].

NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, CSG and Customer agree to the following as of the Amendment Effective Date (defined below).

1. Customer has requested and CSG has agreed that upon [********** of the ******************* ***********, this Amendment shall become effective and CSG shall provide (i) ******* ******** and (ii) *********** and ******* for the ******************************* that will facilitate ***************** related to ****************** to ***** ******************* into ***. The ******************* *********** will utilize a CSG ********* and *********** and ************************* to ***].

2. As a result, [******** *, “****,” ******* *, “************,” ******* *, “**********,” ********** *, “******************************,” shall be amended to add a new ********** “*,” “*******************************************************,” as follows:

V. ******************************************* and *******]

Description of Item/Unit of Measure	Frequency	Fee
1. Implementation and Set Up Fees (Note 1)	[********]	[*****]
2. [***************************************************************************]*Note 2) (Note 3) (Note 4)	[*******]	[*********]
3. [************************************************************] (Note 3) (Note 4)	[*******]	[*********]

Note 1: Implementation and set up for the [*******************************] shall be documented in that certain Statement of Work, “[***************************************** [*********]” (CSG document no. *****]), to be executed by CSG and Customer.

Note 2: CSG will provide [******* ******** relating to the ******************************* for the *******] Fees specified above.

Note 3: [******* Fees and *********** and ******* Fees will commence with the ***** ******* following completion of implementation of the *******************************]. [******* Fees and *********** and ******* fees will be invoiced ******* and will include up to ***** (*) ***** of ******************************************* and *******, *******, for the purposes of (i) ****************************** and *************************** and (ii) ****************** regarding **********] issues. Any [***** requested by Customer ************ such ***** (*) ***** per ***** for *********** and ******* of the *******************************] shall be billed to Customer on a [**** and ********* ***** at the then ******* ***********************] (or as otherwise mutually agreed by the parties) in a separate Statement of Work.

Note 4: Customer may [*********** the ******* services and the *********** and *******] services at any time; provided, however, Customer shall provide no less than [****** (**) ***** written notice (email is sufficient) prior to discontinuing the ******* services and the *********** and *******] services. Effective as of the date on which the [******* services and the *********** and ******* services are discontinued, Customer’s access to the *******************************] will be terminated and will no longer be available in Customer’s environments for Customer’s use. The [******* Fees and the ******************************************* and ******* Fees for the ***** ***** of the ******* services and the *********** and ******* services will be due ** ****] regardless of the date the notice of termination is provided.

THIS AMENDMENT is executed on the days and year last signed below to be effective as of the completion of the [*******************************] (the "Amendment Effective Date").

CHARTER COMMUNICATIONS OPERATING, LLC (“CUSTOMER”) By: Charter Communications, Inc., its Manager		CSG SYSTEMS, INC. (“CSG”)
By:	/s/ Scott Ortiz	By:	/s/ Rasmani Bhattacharya
Name:	Scott Ortiz	Name:	Rasmani Bhattacharya
Title:	Vice President Billing Design	Title:	EVP and General Counsel
Date:	Sep 16, 2022	Date:	Sep 2, 2022